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                          SUPPLEMENT TO THE PROSPECTUS

                 CREDIT SUISSE WARBURG PINCUS OPPORTUNITY FUNDS-
             CREDIT SUISSE WARBURG PINCUS U.S. GOVERNMENT MONEY FUND
                CREDIT SUISSE WARBURG PINCUS MUNICIPAL MONEY FUND

THE FOLLOWING INFORMATION SUPPLEMENTS CERTAIN INFORMATION CONTAINED IN THE FUNDS' PROSPECTUS

                  Although the New York Stock Exchange remains closed, the above-named funds are open and are processing purchase and redemption requests in the normal course. One or more of the funds may determine to close at a later date depending on market factors. Exchange requests from other Credit Suisse Warburg Pincus Funds cannot be accepted at this time.



Dated: September 14, 2001                                          CFWP-16-0901